UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 1, 2020

Xperi Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-236492	84-4734590
(State or other jurisdiction of incorporation)	(Commission File Number )	(I.R.S. Employer Identification No.)

c/o Xperi Corporation 3025 Orchard Parkway San Jose, California 95134	c/o TiVo Corporation 2160 Gold Street San Jose, California 95002
(Address of principal executive offices)(Zip Code)

(408) 321-6000	(408) 519-9100
(Registrant’s telephone numbers, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Effective June 1, 2020, Xperi Holding Corporation (f/k/a XRAY-TWOLF HoldCo Corporation) (“Xperi Holding”) completed the previously announced merger of equals transaction contemplated by the Agreement and Plan of Merger and Reorganization, dated as of December 18, 2019, as amended on January 31, 2020 (the “Merger Agreement”), by and among Xperi Corporation (“Xperi”), TiVo Corporation (“TiVo”), Xperi Holding, XRAY Merger Sub Corporation (“Xperi Merger Sub”) and TWOLF Merger Sub Corporation (“TiVo Merger Sub”). Pursuant to the Merger Agreement, (i) Xperi Merger Sub was merged with and into Xperi, with Xperi surviving the merger as a wholly owned subsidiary of Xperi Holding (the “Xperi Merger”) and (ii) TiVo Merger Sub was merged with and into TiVo, with TiVo surviving the merger as a subsidiary of Xperi Holding (the “TiVo Merger” and, together with the Xperi Merger, the “Mergers”). Upon the consummation of the Mergers, each of Xperi and TiVo became subsidiaries of Xperi Holding.

This Current Report on Form 8-K (this “Current Report”) establishes Xperi Holding as the successor issuer to Xperi and TiVo pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(d) under the Exchange Act, shares of Xperi Holding Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and Xperi Holding is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. Xperi Holding hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Credit Agreement

On June 1, 2020, Xperi Holding entered into a Credit Agreement (the “Credit Agreement”) among Xperi Holding, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent.

The Credit Agreement provides for a senior secured term loan B facility in an aggregate principal amount of $1,050 million (the “Term B Loan Facility”). The interest rate applicable to loans outstanding under the Term B Loan Facility is equal to, at Xperi Holding’s option, either (i) a base rate plus a margin of 3.00% per annum or (ii) LIBOR plus a margin of 4.00% per annum. Commencing on September 30, 2020, the Term B Loan Facility will amortize in equal quarterly installments in aggregate quarterly amounts equal to (i) with respect to repayments occurring on or prior to June 1, 2023, 1.25% of the original principal amount of the Term B Loan Facility and (ii) with respect to repayments occurring after June 1, 2023 and prior to June 1, 2025, 1.875% of the original principal amount of the Term B Loan Facility, with the balance payable on the maturity date of the Term B Loan Facility (in each case subject to adjustment for prepayments). The Term B Loan Facility will mature on June 1, 2025.

The obligations under the Credit Agreement are guaranteed by Xperi, TiVo and certain other of Xperi Holding’s wholly-owned material domestic subsidiaries (collectively, the “Guarantors”) pursuant to the Guaranty, dated as of June 1, 2020 (the “Guaranty”), among Xperi, TiVo, the other Guarantors party thereto and Bank of America, N.A., as administrative agent. The obligations under the Credit Agreement are secured by a lien on substantially all of the assets of Xperi Holding and the Guarantors pursuant to the Security Agreement, dated as of June 1, 2020 (the “Security Agreement”), among Xperi Holding, Xperi, TiVo, the other pledgors party thereto and Bank of America, N.A., as collateral agent.

The Credit Agreement contains customary events of default, upon the occurrence of which, after any applicable grace period, the lenders will have the ability to accelerate all outstanding loans thereunder.

The Credit Agreement contains customary representations and warranties and affirmative and negative covenants that, among other things, restrict the ability of Xperi Holding and its subsidiaries to create or incur certain liens, incur or guarantee additional indebtedness, merge or consolidate with other companies, transfer or sell assets and make restricted payments. These covenants are subject to a number of limitations and exceptions set forth in the Credit Agreement.

The foregoing description of the Credit Agreement, the Guaranty and the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, the Guaranty and the Security Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Indemnification Agreement

Effective upon the completion of the Mergers, Xperi Holding entered into indemnification agreements (the “Indemnification Agreements”) with Xperi Holdings’ directors and officers. With specified exceptions, these Indemnification Agreements provide for indemnification against all liability and loss suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement by any of these individuals in any action, suit or proceeding, to the fullest extent permitted by applicable law. The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement filed as Exhibit 10.4 to this Current Report and incorporated by reference into this Item 1.01.

Second Supplemental Indenture

In connection with the consummation of the TiVo Merger (as defined in Item 8.01), TiVo Corporation (“TiVo”), TiVo Solutions Inc. (“TiVo Solutions”) and Wells Fargo Bank, National Association (the “Convertible Notes Trustee”), entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of June 1, 2020, which supplements the Indenture, dated as of September 22, 2014 (the “Base Indenture”), between TiVo Solutions and the Convertible Notes Trustee, as supplemented by the First Supplemental Indenture, dated as of September 7, 2016 (the “First Supplemental Indenture”), between TiVo Solutions, TiVo, and the Convertible Notes Trustee (the Base Indenture, as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), governing the 2% Convertible Senior Notes due 2021 (the “Convertible Notes”) issued by TiVo Solutions (f/k/a TiVo Inc.) in September 2014, of which $48,000 aggregate principal amount was outstanding on June 1, 2020.

The Second Supplemental Indenture provides that, from and after the effective time of the TiVo Merger, each holder of $1,000 principal amount of the Convertible Notes will have a right to convert such principal amount of the Convertible Notes into the New Reference Property (as defined in the Second Supplemental Indenture) during the periods of time and as provided in the Indenture, subject to TiVo Solutions’ right to elect to pay cash upon such a conversion as provided in the Indenture.

The foregoing descriptions of the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, which are included as Exhibits 4.1, 4.2 and 4.3, respectively, hereto and incorporated into this Item 1.01 by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

In connection with the consummation of the Mergers, on June 1, 2020, (i) Xperi will have repaid all of the outstanding obligations in respect of principal, interest, fees and expenses under the Credit Agreement, dated as of December 1, 2016 (as amended by Amendment No. 1 to Credit Agreement, dated as of January 23, 2018, the “Existing Xperi Credit Agreement”), among Xperi, the lenders party thereto and Royal Bank of Canada, as administrative agent and collateral agent, (ii) TiVo will have repaid all of the outstanding obligations in respect of principal, interest, fees, premium and expenses under the Credit and Guaranty Agreement, dated as of November 22, 2019 (the “Existing TiVo Term Loan Credit Agreement”), among TiVo, certain subsidiaries of TiVo, the lenders party thereto and HPS Investment Partners, LLC, as administrative agent and collateral agent, and (iii) TiVo will have repaid all of the outstanding obligations in respect of principal, interest, fees and expenses under the Credit and Guaranty Agreement, dated as of November 22, 2019 (the “Existing TiVo ABL Credit Agreement”), among TiVo, certain subsidiaries of TiVo, the lenders and issuing banks party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, and Wells Fargo Bank, National Association, as co-collateral agent, and terminated all commitments under the Existing TiVo ABL Credit Agreement. The Existing Xperi Credit Agreement, Existing TiVo Term Loan Credit Agreement and Existing TiVo ABL Credit Agreement will have been terminated effective June 1, 2020.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Upon completion of the Xperi Merger, each share of common stock, par value $0.001 per share, of Xperi (the “Xperi Common Stock”) (excluding any shares of Xperi Common Stock that were held in treasury immediately prior to the effective time of the Xperi Merger, which were automatically canceled and retired for no consideration) was converted into the right to receive one fully paid and non-assessable share of common stock, par value $0.001 per share, of Xperi Holding (the “Xperi Holding Common Stock”). Upon completion of the TiVo Merger, (i) each share of common stock, par value $0.001 per share, of TiVo (the “TiVo Common Stock”) (excluding any shares of TiVo Common Stock that were held in treasury immediately prior to the effective time of the TiVo Merger, which were automatically canceled and retired for no consideration) was converted into the right to receive 0.455 fully paid and non-assessable shares of Xperi Holding Common Stock, in addition to cash in lieu of any fractional shares of Xperi Holding Common Stock.

As provided in the Merger Agreement, at the effective time of the Mergers, (i) all options, restricted shares, restricted stock unit awards and other equity awards relating to shares of Xperi Common Stock outstanding immediately prior to the effective time of the Mergers were generally automatically converted into options, restricted shares, restricted stock unit awards and other equity awards, respectively, relating to shares of Xperi Holding Common Stock after giving effect to appropriate adjustments to reflect the Mergers and otherwise generally on the same terms and conditions as applied under the applicable plans and award agreements immediately prior to the effective time of the Mergers, and (ii) all options, restricted shares, restricted stock unit awards and other equity awards relating to shares of TiVo Common Stock that were outstanding immediately prior to the effective time of the Mergers were generally automatically converted into options, restricted stock unit awards, restricted shares and other equity awards, respectively, relating to shares of Xperi Holding Common Stock after giving effect to appropriate adjustments to reflect the Mergers and otherwise generally on the same terms and conditions as applied under the applicable plans and award agreements immediately prior to the effective time of the Mergers.

The issuance of shares of Xperi Holding Common Stock in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-236492), filed by Xperi Holding with the Securities and Exchange Commission (the “SEC”) and declared effective on April 22,

2020. The joint proxy statement/prospectus of Xperi Holding, Xperi and TiVo (the “Joint Proxy Statement/Prospectus”) included in the registration statement contains additional information about the Mergers and the related transactions. The description of Xperi Holding Common Stock set forth in the Joint Proxy Statement/Prospectus is incorporated herein by reference. Additional information about the Mergers is also contained in Current Reports on Form 8-K filed by Xperi on December 24, 2019, January 7, 2020, February 4, 2020, February  18, 2020 (containing Item 5.02), February  24, 2020, March  17, 2020, May  4, 2020, May  20, 2020 and May 29, 2020 and Current Reports on Form 8-K filed by TiVo on December  24, 2019, January  8, 2020, February  4, 2020, May  4, 2020, May  20, 2020 and May 29, 2020 and incorporated by reference into the Joint Proxy Statement/Prospectus.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 and 2.2 hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about Xperi Holding, Xperi or TiVo, and should not be relied upon as disclosure about Xperi Holding, Xperi or TiVo without consideration of the periodic and current reports and statements that Xperi Holding, Xperi and TiVo file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.

The information set forth in the Introductory Note and under Item 1.01 of this Current Report is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The following summary of the material terms of Xperi Holding’s capital stock is subject in all respects to the applicable provisions of the Delaware General Corporation Law and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report and incorporated herein by reference.

The shares of Xperi Holding common stock issued in the Mergers are duly authorized, validly issued, fully paid and non-assessable. Each holder of a share of Xperi Holding common stock is entitled to one vote for each share upon all questions presented to the stockholders, and the common stock has the exclusive right to vote for the election of directors and for all other purposes (subject to the express terms of the preferred stock). The Xperi Holding stockholders have no preemptive rights and no rights to convert their common stock into any other securities. There are also no redemption or sinking fund provisions applicable to the Xperi Holding common stock.

Xperi Holding stockholders are entitled to receive dividends as may be declared from time to time by the Xperi Holding board of directors (the “Board”) out of funds legally available therefor. Xperi Holding stockholders are entitled to share pro rata, upon any liquidation or dissolution of Xperi Holding, in all remaining assets available for distribution to stockholders after payment or providing for Xperi Holding’s liabilities and the liquidation preference of any outstanding HoldCo preferred stock. The rights, preferences and privileges of the Xperi Holding stockholders are subject to and may be adversely affected by the rights of holders of any series of Xperi Holding preferred stock that HoldCo may designate and issue in the future.

The shares of Xperi Holding common stock are subject to certain transfer restrictions intended to preserve tax attributes of Xperi Holding pursuant to Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Such restrictions apply to future transfers made by 4.91% stockholders, transferees who are 4.91% stockholders, transferees who are related to a 4.91% stockholder, transferees acting in coordination with a 4.91% stockholder, or transfers that would result in a stockholder becoming a 4.91% stockholder in order to avoid potential limitation on such tax attributes pursuant to Section 382 of the Code. Such restrictions will expire on the earlier of (i) the repeal of Section 382 or any successor statute if the Board determines that such restrictions are no longer necessary or desirable for the preservation of certain tax benefits, (ii) the beginning of a taxable year to which the Board determines that no tax benefits may be carried forward, (iii) the date that is three years and one day following the close of the Mergers or (iv) such other date as the Board shall fix in accordance with the Amended and Restated Certificate of Incorporation of Xperi Holding.

The information set forth in the Introductory Note and in Items 2.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

Prior to the effective time of the Mergers, Xperi Holding was jointly owned and jointly controlled by Xperi and TiVo. As of the effective time of the Mergers, the shares of Xperi Holding Common Stock are now held by the former holders of Xperi Common Stock and TiVo Common Stock. Pursuant to the Merger Agreement, immediately following the effective time of the Mergers, all shares of Xperi Holding Common Stock owned by Xperi or TiVo were surrendered to Xperi Holding for no consideration.

The information set forth in the Introductory Note and in Items 2.01, 3.03 and 5.02 of this Current Report is incorporated by reference into this Item 5.01.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 29, 2020, in connection with the completion of the Mergers and in accordance with the Merger Agreement, Xperi Holding amended and restated its Certificate of Incorporation and its Bylaws to reflect the changes contemplated by the Merger Agreement and described in the Joint Proxy Statement/Prospectus and to effect a change of its name from “XRAY-TWOLF HoldCo Corporation” to “Xperi Holding Corporation.”

The foregoing description of the Amended and Restated Certificate of Incorporation of Xperi Holding and the Amended and Restated Bylaws of Xperi Holding does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation of Xperi Holding and the Amended and Restated Bylaws of Xperi Holding filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report and incorporated by reference into this Item 1.01.

The information set forth in the Introductory Note of this Current Report is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On June 1, 2020, Xperi Holding issued a press release in connection with the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The information required by this item was previously reported in the Joint Proxy Statement/Prospectus and, accordingly, pursuant to General Instruction B.3 of Form 8-K is not required to be reported herein.

(b) Pro Forma Financial Information.

The information required by this item was previously reported in the Joint Proxy Statement/Prospectus and, accordingly, pursuant to General Instruction B.3 of Form 8-K is not required to be reported herein.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger and Reorganization, dated as of December 18, 2019, by and among Xperi, TiVo, Xperi Holding, Xperi Merger Sub and TiVo Merger Sub (incorporated by reference to Annex A-1 of Xperi Holding’s Registration Statement on Form S-4 initially filed with the SEC on February 18, 2020 (File No. 333-236492)).

2.2	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated as of January 31, 2020, by and among Xperi, TiVo, Xperi Holding, Xperi Merger Sub and TiVo Merger Sub (incorporated by reference to Exhibit 2.1 of Xperi’s Current Report on Form 8-K filed with the SEC on February 4, 2020 (File No. 001-37956)).

3.1*	Amended and Restated Certificate of Incorporation of Xperi Holding.

3.2*	Amended and Restated Bylaws of Xperi Holding.

4.1	Indenture, dated as of September 22, 2014 by and between TiVo Solutions Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 of TiVo Solutions Inc.’s Current Report on Form 8-K, filed with the SEC on September 23, 2014 (File No. 000-27141)).

4.2	First Supplemental Indenture, dated as of September 7, 2016 by and among TiVo Solutions Inc., TiVo and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of TiVo’s Current Report on Form 8-K filed with the SEC on September 8, 2016 (File No. 001-37870)).

4.3*	Second Supplemental Indenture, dated June 1, 2020, by and between TiVo Solutions Inc., TiVo and Wells Fargo Bank, National Association.

10.1*	Credit Agreement, dated as of June 1, 2020, among Xperi Holding, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent.

10.2*	Guaranty, dated as of June 1, 2020, among Xperi, TiVo, the other subsidiary guarantors party thereto and Bank of America, N.A., as administrative agent.

10.3*	Security Agreement, dated as of June 1, 2020, among Xperi Holding, the other pledgors party thereto and Bank of America, N.A., as collateral agent.

10.4*	Form of Indemnification Agreement.

99.1*	Press Release, dated June 1, 2020.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPERI HOLDING CORPORATION
(Registrant)

	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Chief Financial Officer

Date: June 1, 2020